SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


     Date of Report                         February 5, 1999
    (Date of earliest event reported)      (January 21, 1999)


                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


     California                    33-3657                      94-3199021
    (State or other             (Commission                   (IRS Employer
    jurisdiction of              File Number)             Identification Number)
    incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:              (650) 343-9300
                                                                 --------------















                   This Form 8-K contains a total of 7 pages.

                              No exhibit required.

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS.

On January 21, 1999, Glenborough Partners, a California Limited Partnership (the "Registrant") purchased 16.23 acres of unimproved land in Burlingame, San Mateo County, California (the "Burlingame land") for a purchase price of $14,000,000.

The Registrant funded the acquisition by obtaining the following financing arrangements from a single lender: (i) a $9,688,500 loan which is secured by a first deed of trust on the Burlingame land ("Real Estate Loan"); (ii) a $2,211,500 loan which is secured by securities owned by the Registrant ("Stock Secured Loan"); and (iii) an increase of $2,100,000 in the Registrant's existing line of credit ("Line of Credit"). The Real Estate Loan and the Stock Secured Loan require monthly interest only payments with interest accruing at a rate of 1 percentage point over the lender's index rate (effective rate of 8.75% on January 21, 1999) and mature on July 19, 1999 and January 19, 2000, respectively.

Item 7.       FINANCIAL STATEMENTS.

(b) The following unaudited pro forma financial statements represent the Partnership's consolidated balance sheet as of September 30, 1998 and the consolidated statements of operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997, as if the acquisition of the Burlingame land (discussed above) had occurred on January 1, 1997.

         The pro forma consolidated financial information is unaudited and is not necessarily indicative of the results which would have occurred if the acquisition of the Burlingame land had been consummated in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations, or cash flows for future periods.


                                             GLENBOROUGH PARTNERS,
                                        A CALIFORNIA LIMITED PARTNERSHIP
                                      Pro Forma Consolidated Balance Sheet
                                            As of September 30, 1998
                                                 (in thousands)
                                                  (Unaudited)

                                                                                Pro Forma
                                                            Historical         Adjustments          Pro Forma
Assets Real estate investments:
   Rental property, net                                   $      2,184       $         --        $      2,184
   Land held for sale                                              265             18,284              18,549
Cash and cash equivalents                                          137                 --                 137
Marketable securities of affiliate, at fair
   value (cost basis of $3,361)                                  2,977                 --               2,977
Securities of unaffiliated entity, at cost                         400                 --                 400
Deposits in escrow                                                 311                 --                 311
Notes receivable                                                   520                 --                 520
Investment in affiliated partnership                               973                 --                 973
Investments in unaffiliated entities                             2,751                 --               2,751
Investment in management contracts, net                          1,708                 --               1,708
Minority interest                                                  148                 --                 148
Other assets                                                       820                 --                 820
                                                          ------------       ------------        ------------

   Total assets                                           $     13,194       $     18,284        $     31,478
                                                          ============       ============        ============

Liabilities and Partners' Equity
Liabilities:
   Notes payable                                          $      7,887       $     16,122        $     24,009
   Due to affiliate                                                 --              2,144               2,144
   Accounts payable and other liabilities                        1,123                 --               1,123
   Reservation deposits                                            311                 --                 311
                                                          ------------       ------------        ------------

   Total liabilities                                             9,321             18,266              27,587
                                                          ------------       ------------        ------------

Partners' equity:
   General partner, 34,577 units outstanding                       425                 --                 425
   Limited partners, 2,806,764 units
      outstanding                                                3,448                 18               3,466
                                                          ------------       ------------        ------------

   Total partners' equity                                        3,873                 18               3,891
                                                          ------------       ------------        ------------

   Total liabilities and partners' equity                 $     13,194       $     18,284        $     31,478
                                                          ============       ============        ============


                                             GLENBOROUGH PARTNERS,
                                        A CALIFORNIA LIMITED PARTNERSHIP
                                 Pro Forma Consolidated Statement of Operations
                                  For the nine months ended September 30, 1998
                              (in thousands, except units outstanding and per unit
                                                    amounts)
                                                  (Unaudited)

                                                                                Pro Forma
                                                          Historical           Adjustments          Pro Forma
Revenue:
   Rental income                                          $        283       $         --        $        283
   Income from management contracts                              2,273                 --               2,273
   Income from investments in partnerships                         881                 --                 881
   Gain on liquidation of investment in
      unaffiliated entity                                          246                 --                 246
   Equity in earnings of investments in
      unaffiliated entities                                         92                 --                  92
   Dividend, interest and other income                             262                 --                 262
                                                          ------------       ------------        ------------

      Total revenue                                              4,037                 --               4,037
                                                          ------------       ------------        ------------

Expenses:
   Operating                                                       857                 --                 857
   General and administrative, including $153
      paid to an affiliate                                       1,617                 --               1,617
   Depreciation and amortization                                   296                 --                 296
   Interest expense                                                509                 --                 509
                                                          ------------       ------------        ------------

      Total expenses                                             3,279                 --               3,279
                                                          ------------       ------------        ------------

   Income from operations before minority
      interest                                                     758                 --                 758
   Minority interest                                                27                 --                  27
                                                          ------------       ------------        ------------

Net income                                                $        785       $         --        $        785
                                                          ============       ============        ============

Other comprehensive income/loss:
      Unrealized holding loss on
      marketable securities                                       (918)                --                (918)
                                                          ------------       ------------        ------------

Comprehensive loss                                        $       (133)      $         --        $       (133)
                                                          =============      ============        ============

Net income per limited partnership unit                   $      0.27        $         --        $       0.27
                                                          ===========        ============        ============

Weighted average number of limited
   partnership units outstanding                             2,849,962          2,849,962           2,849,962
                                                          ============       ============        ============


                                             GLENBOROUGH PARTNERS,
                                        A CALIFORNIA LIMITED PARTNERSHIP
                                 Pro Forma Consolidated Statement of Operations
                                    For the year ended December 31, 1997 (in
                                thousands, except units outstanding and per unit
                                                    amounts)
                                                  (Unaudited)


                                                                                Pro Forma
                                                           Historical          Adjustments          Pro Forma
Revenue:
   Rental income                                          $         28       $         --        $         28
   Income from management contracts                                924                 --                 924
   Income from investments in partnerships                         742                 --                 742
   Gain on liquidation of investments in
      unaffiliated entities                                      1,420                 --               1,420
   Equity in earnings of  affiliated partnerships                  377                 --                 377
   Interest and other income                                       183                 --                 183
                                                          ------------       ------------        ------------

      Total revenue                                              3,674                 --               3,674
                                                          ------------       ------------        ------------

Expenses:
   Operating, including $5 paid to affiliate                       684                 --                 684
   General and administrative, including
      $172 paid to affiliate                                       934                 --                 934
   Depreciation and amortization                                    66                 --                  66
   Interest expense                                                441                 --                 441
   Provision for impairment of real estate
      held for sale                                                252                 --                 252
   Loss on sale of rental property                                  95                 --                  95
                                                          ------------       ------------        ------------

      Total expenses                                             2,472                 --               2,472
                                                          ------------       ------------        ------------

Income from operations before
   minority interest                                             1,202                 --               1,202
Minority interest                                                  111                 --                 111
                                                          ------------       ------------        ------------

Net income                                                $      1,313       $         --        $      1,313
                                                          ============       ============        ============

Net income per limited partnership unit                   $      0.44        $         --        $       0.44
                                                          ===========        ============        ============


Weighted average number of limited
   partnership units outstanding                             2,905,400          2,905,400           2,905,400
                                                          ============       ============        ============

                              GLENBOROUGH PARTNERS,
                        A CALIFORNIA LIMITED PARTNERSHIP

                     Notes to Pro Forma Financial Statements


The accompanying Pro Forma Consolidated Balance Sheet as of September 30, 1998 and the Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1998 and the year ended December 31, 1997, reflect the acquisition of the Burlingame land (as discussed in Item 2 on page 2) and include the following pro forma adjustments.

The $18,284,000 increase in land held for sale reflects the acquisition price of the Burlingame land ($14,018,000, including closing costs), $1,988,000 of predevelopment costs and $2,278,000 of capitalized interest.

The $16,122,000 increase in notes payable reflects the $14,000,000 of debt related to the acquisition of the Burlingame land plus a $2,122,000 increase in the Registrant's line of credit to fund interest costs.

The $2,144,000 due to affiliate represents the reimbursement of $1,988,000 of predevelopment costs and $156,000 of interest on such costs.

There is an incidental land lease that expires on December 31, 1999 and provides for $500 of rent per month plus the payment of property taxes by the lessee. The revenue related to the lease as well as the property tax expense have been excluded from the pro forma statements of operations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              GLENBOROUGH PARTNERS,
                              A CALIFORNIA LIMITED PARTNERSHIP



Date:  February 5, 1999                By:   /s/ Robert Batinovich
                                             ---------------------
                                             Robert Batinovich
                                             Its General Partner